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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported) March 17, 2005

                             ALIGN TECHNOLOGY, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                0-32259                           94-3267295
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       (Commission File Number)        (IRS Employer Identification No.)

       881 Martin Avenue, Santa Clara, California             95050
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        (Address of Principal Executive Offices)           (Zip Code)

                                 (408) 470-1000
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              (Registrant's Telephone Number, Including Area Code)

                                 Not applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 Entry into a Material Definitive Agreement

     On March 17, 2005, the Board of Directors of Align Technology, Inc. ("Align") approved an increase to the standard monthly retainer for the Chair of the Compensation Committee from $2,000 per month to $3,000 per month. Each other standard director fee described in Align's Form 8-K filed with the Securities and Exchange Commission on February 16, 2005 remains unchanged.

ITEM 8.01 Other Events.

     On March 22, 2005, Align announced that Robert D. Mitchell has resigned as Vice President, Worldwide Sales to join MILLiMED Holdings, Inc. as President and CEO, effective March 23, 2005. David Thrower, Align Vice President, Global Marketing, will assume day-to-day responsibility and management of all sales operations until a replacement for Mr. Mitchell has been named. The full text of the press release is attached hereto as Exhibit 99.1.

ITEM  9.01. Financial Statements and Exhibits

      (c)   Exhibits.

 Exhibit No.   Description
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    99.1       Press release dated March 22, 2005 for Align Technology, Inc.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 22, 2005                   ALIGN TECHNOLOGY, INC.


                                        By: /s/ Eldon M. Bullington
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                                            Eldon M. Bullington
                                            Vice President of Finance and
                                            Chief Financial Officer

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                                INDEX TO EXHIBITS

 Exhibit No.   Description
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    99.1       Press Release dated March 22, 2005 for Align Technology, Inc.